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                                                                    Exhibit 24

                           FIRST MARYLAND BANCORP

                              Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of First Maryland Bancorp, a Maryland corporation, constitute and appoint Jeremiah E. Casey, Charles W. Cole, Jr. and Robert W. Schaefer, and any one of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned in their respective names as directors of First Maryland Bancorp the Annual Report on Form 10-K of First Maryland Bancorp for the year ended December 31, 1993 to be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, and any amendments or supplements to such Form 10-K. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

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

Benjamin L. Brown                              Frank A. Gunther, Jr.
- -----------------                              ---------------------
Benjamin L. Brown                              Frank A. Gunther, Jr.

Jeremiah E. Casey                              Curran W. Harvey, Jr.
- -----------------                              ---------------------
Jeremiah E. Casey                              Curran W. Harvey, Jr.

Charles W. Cole, Jr.                           Margaret M. Heckler
- --------------------                           -------------------
Charles W. Cole, Jr.                           Margaret M. Heckler

J. Owen Cole                                   Kevin J. Kelly
- ------------                                   --------------
J. Owen Cole                                   Kevin J. Kelly

Edward A. Cooke                                Henry J. Knott, Jr.
- ---------------                                -------------------
Edward A. Cooke                                Henry J. Knott, Jr.

John F. Dealy                                  Thomas F. Mulcahy
- -------------                                  -----------------
John F. Dealy                                  Thomas F. Mulcahy

Mathias J. DeVito                              William M. Passano, Jr.
- -----------------                              -----------------------
Mathias J. DeVito                              William M. Passano, Jr.

Rhoda M. Dorsey                                Robert I. Schattner
- ---------------                                -------------------
Rhoda M. Dorsey                                Robert I. Schattner

Jerome W. Geckle                               Brian V. Wilson
- ----------------                               ---------------
Jerome W. Geckle                               Brian V. Wilson

Dated: March 15, 1994

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